UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.)

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under §240.14a-12

CYCLACEL PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
April 29, 2021
To Our Stockholders:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Cyclacel Pharmaceuticals, Inc. (the “Company”) to be held at 10:00 a.m., E.D.T., on June 15, 2021. As a result of the public health and travel risks and concerns due to the COVID-19 pandemic, this year’s annual meeting will be held via live audio webcast on the internet. You will be able to participate, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/CYCC2021. You will not be able to attend the annual meeting physically.
The attached Notice of Annual Meeting and proxy statement describe the business we will conduct at the annual meeting and provide information about us that the holders of our common stock (the “Common Stock”) should consider when voting.
At the annual meeting, we will ask our holders of Common Stock to:
1.
re-elect each of Paul McBarron, Dr. Christopher Henney, and Dr. Robert Spiegel, nominees for Class 3 directors, to our Board of Directors;

2.
ratify the selection of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021;

3.
approve a proposed amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of Common Stock available for the grant of awards by 700,000 shares; and

4.
approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement.

The Board of Directors recommends the approval of each of these proposals.
Such other business will be transacted as may properly come before the annual meeting and at any adjournments or postponements thereof.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 29, 2021, we will commence mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2021 Annual Meeting of Stockholders and our 2020 annual report to stockholders. The Notice also provides instructions on how to vote online and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either at the meeting or by proxy. You may vote over the Internet as well as by telephone or by mail. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting, whether or not you can attend.
Thank you for your ongoing support of Cyclacel Pharmaceuticals, Inc. We look forward to seeing you at the annual meeting.
Sincerely,
/s/ Spiro Rombotis

Spiro Rombotis
President and Chief Executive Officer

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
April 29, 2021
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TIME:	10 a.m. E.D.T
DATE:	June 15, 2021
ACCESS:	This year’s annual meeting will be a virtual meeting via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CYCC2021 and entering the 16-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 2 of the accompanying proxy statement.
PURPOSES:	For the holders of our common stock (“Common Stock”):
1. To re-elect each of Paul McBarron, Dr. Christopher Henney, and Dr. Robert Spiegel, nominees for Class 3 directors, to our Board of Directors;
2. To ratify the selection of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021;
3. To approve a proposed amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of Common Stock available for the grant of awards by 700,000 shares; and
4. To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement.
In addition, the Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.
WHO MAY VOTE?
You may vote if you were the record holder of our Common Stock at the close of business on April 20, 2021. A list of stockholders of record will be available at the annual meeting and during the ten days prior to the annual meeting at the office of our Secretary at the above address.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
By order of the Board of Directors
/s/ Paul McBarron

Paul McBarron,
Secretary

PAGE
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 15, 2021	1
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
MANAGEMENT AND CORPORATE GOVERNANCE	10
EXECUTIVE AND DIRECTOR COMPENSATION	17
REPORT OF AUDIT COMMITTEE	26
PROPOSALS TO BE VOTED UPON BY HOLDERS OF COMMON STOCK	28
PROPOSAL 1: ELECTION OF CLASS 3 DIRECTORS	28
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
PROPOSAL 3: AMENDMENT TO 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR THE GRANT OF AWARDS BY 700,000 SHARES	31
PROPOSAL 4: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT	36
CODE OF CONDUCT AND ETHICS	38
OTHER MATTERS	38
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	38
2018 EQUITY INCENTIVE PLAN	A-1
i

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
PROXY STATEMENT FOR CYCLACEL PHARMACEUTICALS, INC.
2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2021
This proxy statement, along with the accompanying notice of the 2021 annual meeting of stockholders, contains information about the 2021 annual meeting of stockholders of Cyclacel Pharmaceuticals, Inc., including any adjournments or postponements of the annual meeting. This year’s annual meeting will be held via live audio webcast on the internet. You will be able to participate, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/CYCC2021. You will not be able to attend the annual meeting physically.
In this proxy statement, we refer to Cyclacel Pharmaceuticals, Inc. as “Cyclacel,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.
On or about April 29, 2021, we will commence sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 15, 2021
This proxy statement and our 2020 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2020 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors & Media” section of our website at www.cyclacel.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, attention: Secretary, Annual Meeting. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why Is the Company Soliciting My Proxy?
The Board of Directors of Cyclacel is soliciting your proxy to vote at the 2021 annual meeting of stockholders, and any adjournments or postponements of the meeting, which we refer to as the annual meeting, to be held at 10:00 a.m., E.D.T., on June 15, 2021. This year’s annual meeting will be held via live audio webcast on the internet. You will be able to participate, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/CYCC2021. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual shareholder meeting log-in page. We believe that a virtual meeting will provide expanded stockholder access and participation and improved communications. You will not be able to attend the annual meeting physically. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card or cards and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 because you owned shares of Cyclacel common stock (“Common Stock”) on the record date. The Company intends to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials, to stockholders on or about April 29, 2021.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Who Can Vote at the Annual Meeting?
Only stockholders who owned our Common Stock at the close of business on April 20, 2021 are entitled to vote at the annual meeting. On this record date, there were 9,234,110 shares of our Common Stock outstanding and entitled to vote on the proposals submitted to our holders of Common Stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
For the ten-day period immediately prior to the annual meeting, the list of the stockholders of record entitled to vote at the annual meeting will be available for inspection at our offices at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, by stockholders for such purposes as are set forth in the General Corporation Law of the State of Delaware. Such list will also be available for inspection at the annual meeting.
How Many Votes Do I Have?
Each share of our Common Stock that you own entitles you to one vote with respect to each of the proposals presented in the proxy statement.

How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals acting as proxies, or your “proxies,” will vote your shares in the manner you indicate. For example, you may specify whether your shares: should be voted for or withheld for each nominee for director; should be voted for, against or abstained with respect to the ratification of the appointment of the Company’s independent registered public accounts; should be voted for, against or abstained with respect to the amendment to the 2018 Equity Incentive Plan; and should be voted for, against or abstained with respect to the compensation of the Company’s named executive officers, as disclosed in this proxy statement. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may submit a proxy to vote:
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By Internet or by telephone.   Follow the instructions on your Notice to vote over the Internet. If you received a proxy card in the mail, the proxy card will have instructions for voting over the Internet or by telephone.

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By mail.   If you received one or more proxy cards by mail, you can vote by mail by completing, signing, dating and returning the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

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At the meeting.   You may vote your shares electronically at the virtual annual meeting. You will need the 16-digit control number on your Notice or proxy card in order to vote at the meeting. Even if you plan to attend the annual meeting virtually, we encourage you to vote in advance so that your vote will be counted in the event you later decide not to attend.

If your shares are held in “street name” by a bank, broker or other nominee, please see the materials you received from your bank, broker or other nominee for voting instructions. To participate and vote during the annual meeting, you will need the 16-digit control number included on your Notice or your voting instruction form. If you do not have your 16-digit control number, you may gain access to and vote at the meeting by logging in to website of your bank, broker or other nominee and selecting the stockholder communications mailbox to access the meeting. Even if you plan to attend the annual meeting virtually, we encourage you to vote in advance so that your vote will be counted in the event you later decide not to attend.
Telephone and Internet voting facilities for all stockholders of record will be available 24-hours a day and will close at 11:59 p.m., E.D.T., on June 14, 2021.
How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you, as a holder of Common Stock, vote as follows:
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“FOR” the re-election of each of Paul McBarron, Dr. Christopher Henney, and Dr. Robert Spiegel, nominees for Class 3 directors;

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“FOR” ratification of the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2021;

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“FOR” approval of a proposed amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of Common Stock available for the grant of awards by 700,000 shares; and

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“FOR” the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is properly presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that need to be acted on at the annual meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?
If you submit a proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
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By submitting a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above or by providing written notice of revocation to us before the annual meeting at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President — Finance, Chief Financial Officer, Chief Operating Officer and Secretary;

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By submitting a later proxy by Internet or by telephone as instructed above; or

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By attending the annual meeting. Attending the annual meeting will not, in and of itself, change or revoke a previously submitted proxy unless you specifically request it or vote at the annual meeting. Your most current proxy card or proxy submission by telephone or Internet is the one that will be counted.

What If I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice, proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares Be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker, bank or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker, bank or other nominee chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors.
What Vote Is Required to Approve Each Proposal and How Are Votes Counted?
Proposal 1: Elect Paul McBarron, Dr. Christopher Henney, and Dr. Robert Spiegel as Class 3 Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Our Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our holders of Common Stock to select our independent registered public accounting firm. However, if our holders of Common Stock do not ratify the selection of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2021, the Audit Committee of our Board of Directors will reconsider its selection.
Proposal 3: Approval of a proposed amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of Common Stock available for the grant of awards by 700,000 shares	The affirmative vote of a majority of the votes cast for this proposal is required to approve the amendment to the 2018 Equity Incentive Plan. Abstentions will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation and Organization Development Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Is Voting Confidential?
We will keep all of the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. Broadridge Financial Solutions, Inc., however, will forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final, results, if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
This solicitation of proxies is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this proxy statement and accompanying materials, will be borne by us.
The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $18,500 in total. In addition, proxies may be solicited personally, by telephone or otherwise, by our officers, directors and employees, none of whom will receive any compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and obtain authority to execute proxies. We will then reimburse such parties for their reasonable expenses incurred in connection with these activities.
What Constitutes a Quorum for the Annual Meeting?
The presence, at the meeting or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock entitled to vote at the meeting is necessary to constitute a quorum at the annual meeting.
Votes of stockholders of record who are present at the annual meeting or by proxy, abstention, and broker non-votes are counted for purposes of determining whether a quorum exists. Broker non-votes will be counted for purposes of determining whether a quorum exists with respect to all of the Proposals.
What Dissenters’ Rights Do I Have?
Under Delaware law, none of our stockholders are entitled to rights of appraisal on any proposal referred to herein.
Attending the Annual Meeting
This year, the annual meeting will be held in a virtual meeting format only. To attend the annual meeting, go to www.virtualshareholdermeeting.com/CYCC2021 shortly before the meeting time, and follow the instructions. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
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If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc. by calling their toll free number, 1-888-237-1900.

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If you do not wish to participate in “householding” and would like to receive your own Notice or,

if applicable, set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another holder of our Common Stock or Preferred Stock and together both of you would like to receive only a single Notice or, if applicable, set of our annual disclosure documents, follow these instructions:
If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request by calling them at 1-888-237-1900 or writing them at 51 Mercedes Way, Edgewood, New York 11717.
If a broker, bank or other nominee holds your shares, please contact the broker, bank or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.
You can choose this option and save the cost of producing and mailing these documents by:
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following the instructions provided on your Notice or proxy card;

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following the instructions provided when you submit a proxy to vote over the Internet; or

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going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Common Stock and our 6% Convertible Exchangeable Preferred Stock (the “Preferred Stock”) as of April 20, 2021 for (a) the executive officers named in the Summary Compensation Table, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock or Preferred Stock, relying solely upon the amounts and percentages disclosed in their public filings.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of April 20, 2021 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of stock shown to be beneficially owned by them based on information provided to us by these stockholders.
Percentage of ownership of Common Stock is based on 9,234,110 shares of Common Stock outstanding as of April 20, 2021. Percentage of ownership of Preferred Stock is based on 335,273 shares of Preferred Stock outstanding as of April 20, 2021.
The address for each of the directors, director nominees and named executive officers is c/o Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. Addresses of other beneficial owners are noted in the table.
Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Owned	Number of Shares of Preferred Stock Beneficially Owned	Percentage of Preferred Stock Owned
Dr. Samuel L. Barker	1,638	*	0	0%
Dr. Christopher Henney	1,713	*	0	0%
Paul McBarron(1)	35,266	*	0	0%
Spiro Rombotis(2)	56,223	*	1,600	*
Lloyd Sems	1,792	*	0	0%
Gregory T. Hradsky	1,654	*	0	0%
Dr. Robert Spiegel	1,365	*	0	0%
Executive officers and directors as a group (7 persons)(3)	99,651	1.08%	1,600	*
5% or more stockholders
Entities affiliated with Ikarian Capital(4)	722,685	7.82%	0	0%
Entities affiliated with Sphera Global(5)	506,824	5.49%	0	0%
Entities affiliated with Acorn(6)	485,912	5.26%	0	0%
Entities affiliated with Pura Vida Investments(7)	475,000	5.14%	0	0%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1)
Includes options to purchase 7,417 shares of Common Stock that are exercisable within 60 days of April 20, 2021.

(2)
Includes options to purchase 11,133 shares of Common Stock that are exercisable within 60 days of April 20, 2021. Does not include 702 shares of Common Stock beneficially owned by Kalliopi Rombotis, Mr. Rombotis’ mother. Mr. Rombotis disclaims beneficial ownership of the foregoing shares.

(3)
See footnotes 1 and 2.

(4)
Based solely on Schedule 13G filed with the SEC on January 11, 2021. Ikarian Capital, LLC (“Ikarian Capital”) has shared voting power and dispositive power with respect to 400,000 shares; Ikarian Healthcare Master Fund, L.P. (the “Ikarian Fund”) has shared voting and dispositive power with respect to 322,685 shares; Ikarian Healthcare Fund GP, L.P. (“Ikarian GP”) has shared voting and dispositive power with respect to 322,685 shares; Chart Westcott has shared voting power and dispositive power with respect to 400,000 shares; and Neil Shahrestani has shared voting power and dispositive power with respect to 400,000 shares. Ikarian Capital is the investment manager of, and may be deemed to indirectly beneficially own securities owned by, the Ikarian Fund. Ikarian GP is the general partner of, and may be deemed to indirectly beneficially own securities owned by, the Ikarian Fund. Ikarian Capital is also the general partner of, and may be deemed to indirectly beneficially own, securities beneficially owned by Ikarian GP. Ikarian Capital is a sub-advisor for certain separate managed accounts (collectively, the “Managed Accounts”) and may be deemed to indirectly beneficially own securities owned by the Managed Accounts. Ikarian Capital is ultimately owned and controlled by Chart Westcott Living Trust, of which Mr. Westcott serves as the sole trustee (the “Trust”), and Mr. Shahrestani. Accordingly, each of Mr. Westcott, as sole trustee of the Trust, and Mr. Shahrestani may be deemed to indirectly beneficially own securities beneficially owned by, Ikarian Capital. The Ikarian Fund and the Managed Accounts are the record and direct beneficial owners of the securities covered by this statement. The Ikarian Fund disclaims beneficial ownership of the shares held by the Managed Accounts. The address for Ikarian Capital entities is c/o Ikarian Capital, LLC, 100 Crescent Court, Suite 1620, Dallas, Texas 75201..

(5)
Based solely on Schedule 13G filed with the SEC on March 18, 2021. Sphera Global Healthcare Management Ltd. (the “Management Company”) has investment management authority over 281,121 shares held by Sphera Global Healthcare Master Fund and 225,703 shares held directly by Sphera Biotech Master Fund, L.P. The Management Company is managed, controlled, and operated by its general partner, Sphera Global Healthcare GP Ltd. (“Sphera GP”), which is controlled by Sphera Funds Management Ltd. (“Sphera Funds”). Each of the Management Company, Sphera GP, and Sphera Funds share voting and dispositive power with respect to 506,824 shares. The principal business address of the Management Company, Sphera GP, and Sphera Funds is 21 Ha’arba’ah Street, Tel Aviv 64739, Israel, and of Arkin is 6 Hachoshlim St., Herzelia, Israel.

(6)
Based solely on Schedule 13G filed with the SEC on February 12, 2021. Consists of (i) 485,912 shares of Common Stock held by Acorn Bioventures, L.P. (“Acorn”) and (ii) 237,745 shares of Series B Preferred Stock convertible into 1,188,725 shares of Common Stock held by Acorn. Acorn has shared voting power and dispositive power with respect to 2,344,491 shares; Acorn Capital Advisors GP, LLC (“Acorn GP”) has shared voting and dispositive power with respect to 2,344,491 shares; Anders Hove has shared voting power and dispositive power with respect to 2,344,491 shares; and Isaac Manke has shared voting power and dispositive power with respect to 2,344,491 shares. Acorn GP is the general partner of, and may be deemed to indirectly beneficially own securities owned by, Acorn. Anders Hove and Isaac Manke (collectively, the “Managers”) are the members of Acorn GP and may be deemed to indirectly beneficially own securities beneficially owned by Acorn. The principal address for Acorn, Acorn GP, and the Managers is 420 Lexington Avenue, Suite 2626, New York, New York 10170.

(7)
Based solely on Schedule 13G filed with the SEC on December 28, 2020. Consists of 475,000 shares held by Pura Vida Master Fund, Ltd. (the “Pura Vida Master Fund”) and certain separately managed accounts (the “Accounts”). Pura Vida Investments, LLC (“Pura Vida”) serves as the investment manager to the Pura Vida Master Fund and the Accounts. Efrem Kamen serves as the managing member of Pura Vida. Pura Vida and Mr. Kamen may be deemed to have shared voting and dispositive power with respect to the shares owned directly by the Pura Vida Master Fund and the Accounts. Pura Vida and Mr. Kamen disclaim beneficial ownership of those shares except to the extent of their pecuniary interest therein. The principal address for Pura Vida Master Fund is c/o Pura Vida Investments, LLC, 150 East 52nd St. Suite 32001, New York, NY 10022.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our charter provides that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of three classes, as set forth below. We also have two directors who are elected by holders of our Preferred Stock.
On April 16, 2021, our Board of Directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Paul McBarron, Dr. Christopher Henney, and Dr. Robert Spiegel for election at the annual meeting for a term of three years to serve until the 2024 annual meeting of stockholders, or until their respective successors have been elected and qualified.
Set forth below, as of December 31, 2020, are the names of the persons nominated as directors for election at the annual meeting as well as the directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
Name	Age	Position
Spiro Rombotis	62	President and Chief Executive Officer; Class 2 Director
Paul McBarron	60	Executive Vice President — Finance, Chief Financial Officer, Chief Operating Officer and Secretary; Class 3 Director Nominee
Dr. Christopher Henney	80	Chairman; Class 3 Director Nominee
Gregory T. Hradsky	60	Class 1 Director on behalf of our holders of Preferred Stock
Lloyd Sems	49	Class 2 Director on behalf of our holders of Preferred Stock
Dr. Samuel L. Barker	78	Class 1 Director
Dr. Robert Spiegel	71	Class 3 Director Nominee
Dr. Brian Schwartz	59	Class 2 Director
Karin L. Walker	58	Class 1 Director
Nominees for Common Stock Class 3 Directors (Terms to Expire in 2024, if re-elected)
Paul McBarron.   Mr. McBarron has served as a director of the Company since March 2006. Mr. McBarron joined Cyclacel in January 2002 and has over 30 years of experience with pharmaceutical and biotechnology companies. He has served as a financial executive at Sterling Drug, Sanofi-Winthrop and SmithKline Beecham and, from 1996 to 2001, as a senior member of the finance team at Shire Pharmaceuticals plc, where he held the positions of Director of Corporate Finance and Group Financial Controller. He joined Shire when it was an emerging public company. He qualified as a chartered accountant with Ernst & Young and served on the Scottish Lifesciences Association Board. We believe Mr. McBarron’s qualifications to serve on the Board of Directors include his role as Executive Vice President, Finance and Chief Operating Officer of our Company, his experience in the biotechnology and pharmaceutical industry and his expertise in financial areas and operations.
Christopher S. Henney, Ph.D. D.Sc.   Dr. Henney has served as a director of the Company since March 2006. Dr. Henney became Chairman of the Board of Directors of the Company in October 2020. Dr. Henney had served as a director of Xcyte Therapies Inc., acquired by the Company in 2006, since March 2005, and continued on as Vice Chairman of the Company. Previously, Dr. Henney co-founded three major publicly held U.S. biotechnology companies, Immunex, ICOS and Dendreon, and held a seat on the board of directors and executive positions at each company. From 1995 to January 2003, Dr. Henney was Chairman and Chief Executive Officer of Dendreon Corporation. During part of 2016, he was also interim President and Chief Executive Officer of Cascadian Therapeutics Inc. and as the board member of

Anthera Pharmaceuticals, Inc., both biotechnology companies. He is also a director of Prothena Corporation plc. Dr. Henney received a Ph.D. in experimental pathology from the University of Birmingham and a D.Sc. from the same university for contributions to the field of immunology. In 2012, Dr. Henney was inducted into the Biotechnology Hall of Fame. We believe Dr. Henney’s qualifications to serve on the Board of Directors include his extensive knowledge and business experience in the biotechnology industry, including a diversified background as an executive in public companies and as a board member of many public companies, giving him a breadth of knowledge and valuable understanding of our business.
Robert J. Spiegel, M.D.   Dr. Spiegel has served as a director of the Company since September, 2018. Dr. Spiegel has over 30 years of extensive R&D and operational experience in biopharmaceuticals, including large pharmaceutical and biotechnology companies, and academic startups as well as an advisor to venture capital and private equity funds. Dr. Spiegel has also served as a director of Athenex, Inc., a global biopharmaceutical company, since August 2020, of Geron Corp., a late-stage clinical biopharmaceutical company, since May 2010, and of Ayala Pharmaceuticals, Inc., a clinical-stage oncology company, since December 2017. Dr. Spiegel was an Assistant Professor and Director of the Developmental Therapeutics Program at New York University Medical Center and then spent 25 years at Schering-Plough (subsequently acquired by Merck & Co.), where he joined as the first Director for Oncology Clinical Research. He subsequently held a series of senior executive positions, including Senior Vice President for Worldwide Clinical Research and Chief Medical Officer. During his time at Schering-Plough he led teams that took numerous drug candidates through clinical development and was involved with over 30 New Drug Application approvals by the U.S. FDA. For the last seven years, he has been a consultant to the biotech industry and has served on the Scientific Advisory Board and Board of Directors of multiple biotech companies. Dr. Spiegel received his B.A. from Yale University and his M.D. from the University of Pennsylvania. He completed his specialty training at the National Cancer Institute, National Institute of Health (NIH). We believe Dr. Spiegel’s qualifications to serve on the Board of Directors include his extensive knowledge and business experience in the biotechnology industry, including a diversified background as an executive in public companies and as a board member of several public companies, giving him a breadth of knowledge and valuable understanding of our business.
Continuing Class 1 Directors (Terms to Expire in 2022)
Samuel L. Barker.   Dr. Barker has served as a director of the Company since September 2014. In 2001, Dr. Barker co-founded Clearview Projects, Inc., a provider of partnering and transaction services to biopharmaceutical companies, where he worked until September 2010, having served as its President and Chief Executive Officer from 2003 to 2004. Dr. Barker served in a series of leadership positions at Bristol-Myers Squibb Company until his retirement in 1999. His positions at Bristol-Myers Squibb included service as Executive Vice President, Worldwide Franchise Management and Strategy during 1998; President, United States Pharmaceuticals from 1992 to 1998; and President, Bristol-Myers Squibb Intercontinental Commercial Operations from 1989 to 1991. Prior to 1989, Dr. Barker held executive positions in research and development, manufacturing, business development and operations planning at Squibb Pharmaceuticals. Dr. Barker has served as a director of Lexicon Pharmaceuticals, Inc. since 2001 and as Chairman from 2005 to 2012. Dr. Barker also served as a director of Cadence Pharmaceuticals, Inc. from 2006 to 2014 and AtheroGenics, Inc. from 2005 to 2009. Dr. Barker received his B.S. from Henderson State College, his M.S. from the University of Arkansas and his Ph.D. from Purdue University. We believe that Dr. Barker’s qualifications to serve on the Board of Directors include his extensive experience in senior leadership positions in the global pharmaceutical industry, where he developed specific expertise in the identification, development, commercialization and partnering of pharmaceutical products.
Karin L. Walker.   Ms. Walker has served as a director of the Company since November, 2020 and has over 30 years of extensive finance experience in biopharmaceuticals, including in public biotechnology companies and technology companies. Ms. Walker currently serves as the Chief Accounting Officer of Prothena Corporation plc, a late-stage clinical company with expertise in protein dysregulation and a pipeline of novel investigational therapeutics focused on neurodegenerative and rare peripheral amyloid diseases, and has held this position since 2013. Prior to joining Prothena, she was Vice President, Finance and Chief Accounting Officer of Affymax, Inc., a position she held from 2012 to 2013. From 2009 to 2012, Ms. Walker was Vice President, Finance and Corporate Controller at Amyris Inc. From 2006 to 2009, she

was Vice President, Finance and Corporate Controller for CV Therapeutics, Inc. Ms. Walker also held senior financial leadership positions at Knight Ridder Digital, Accellion, Niku Corporation, Financial Engines, Inc. and NeoMagic Corporation. Ms. Walker also served as a director and Audit Committ Chair for LifeSci Acquisition Corp. (a publically-traded special purpose acquisition company) in 2020. Ms. Walker earned her B.S. in business from the California State Polytechnic University, San Luis Obispo, and is a certified public accountant (CPA). We believe that Ms Walker’s qualifications to serve on the Board of Directors include experience in the biotechnology and pharmaceutical industry and her many years experience in finance.
Continuing Preferred Stock Class 1 Director (Term to Expire in 2022)
Gregory T. Hradsky.   Mr. Hradsky has served as a director of the Company and on behalf of holders of the Preferred Stock since May 2011. Mr. Hradsky has been an independent financial consultant since February 2006. He has served on the board of directors of Costar Technologies, Inc. since June 2008, where he is Chairman of the Audit Committee. From 2003 to 2006, Mr. Hradsky was a Vice President of Avenue Capital Group, a global investment firm, where he managed a portfolio of distressed securities and other investments. From 1999 until 2003, Mr. Hradsky was the founder and Managing Partner of Bellport Capital, an investment firm specializing in distressed securities. Mr. Hradsky was a Managing Director and Head of the Distressed Securities Group at UBS Securities from 1993 until 1998 and joined UBS in 1991. Prior to UBS, Mr. Hradsky held investment positions at CS First Boston and T. Rowe Price. Mr. Hradsky has a B.A. from Loyola College in Maryland and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe that Mr. Hradsky’s qualifications to serve on the Board of Directors include his many years of experience in finance.
Continuing Class 2 Directors (Terms to Expire in 2023)
Spiro Rombotis.   Mr. Rombotis joined Cyclacel as its first CEO in 1997 and has over 36 years at three public biotechs and two pharmas. He participated in in-licensing, clinical development, regulatory approval, partnering and commercial launch of several drugs, mainly in inflammation and hematology/oncology, including Abelcet®, Evacet/Myocet®, ProHance®, Remicade® and Reopro®. Major functional roles included international operations and business development as Vice President at Liposome (subsequently acquired by Elan) and previously Vice President in the pharmaceuticals division of Bristol-Myers Squibb. He began his career in the early ‘80s, after training at Novartis, as one of the first employees of Centocor (subsequently acquired by Johnson & Johnson). He holds an MBA and MPH (Hospital & Health Services Management) with honors, Kellogg School of Management, Northwestern University and a BA, Williams College. He serves on the Board of Trustees of BioNJ, the NJ biotech association. We believe Mr. Rombotis’ qualifications to serve on the Board of Directors include his role as President and Chief Executive Officer of our Company, his extensive knowledge and experience in the biotechnology and life sciences industry and his leadership, strategic guidance and operational vision.
Brian Schwartz, M.D.   Dr. Schwartz has served as a director of the company since December 2020. Dr. Schwartz has wide-ranging experience as a drug development expert in pharmaceutical and biotechnology industries primarily in oncology, hematology, and rare diseases. From June 2008 to 2020, he served as Senior Vice President, Head of Research & Development and Chief Medical Officer of ArQule Inc., which was acquired for $2.7bn by Merck & Co. in 2020. Prior to ArQule, Dr. Schwartz was Chief Medical Officer at Ziopharm, having previously held several senior leadership roles at Bayer and LEO Pharma. He is a current Board Member of Mereo Biopharma and Enlivex and also served as a director of LifeSci Acquisition Corp. (a publically-traded special purpose acquisition company) in 2020. In addition, he serves as an advisor, SAB member and independent consultant for numerous biotech and investment companies. He received his medical degree from the University of Pretoria, South Africa, completed a fellowship at the University of Toronto, Canada and practiced medicine prior to his career in the biopharmaceutical industry. We believe Dr. Schwartz’s qualifications to serve on the Board of Directors include his extensive knowledge and experience in the biotechnology and life science industry.
Continuing Preferred Stock Class 2 Director (Term to Expire in 2023)
Lloyd Sems.   Mr. Sems has served as a director of the Company and on behalf of the holders of the Preferred Stock since May 2011. Mr. Sems currently serves as President of Sems Capital, LLC and Capital

Edge, LLC, both of which he founded in October 2003. Previously, Mr. Sems served as Director of Research and Portfolio Manager for Watchpoint Asset Management. Mr. Sems served on the boards of EMAK Worldwide, Inc. from February 2010 to April 2010, Sport-Haley Holdings from April 2009 to December 2012 and Determine, Inc. from June 2008 until its sale in 2019. Mr. Sems holds a Bachelor of Science degree in Business Administration and Finance from Albright College. We believe that Mr. Sems’ qualifications to serve on the Board of Directors include his experience as a board member of public companies and many years of experience in finance.
Director Independence
Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board of Directors has determined that each of the following directors is an “independent director” as such term is defined by rules of The Nasdaq Stock Market, Inc., or Nasdaq:
•
Christopher Henney, Ph.D., D.Sc.

•
Gregory T. Hradsky

•
Lloyd Sems

•
Samuel L. Barker, Ph.D.

•
Robert Spiegel, M.D.

•
Brian Schwartz, M.D.

•
Karin L. Walker

The Board of Directors has established three standing committees: (1) the Compensation and Organization Development Committee, (2) the Audit Committee, and (3) the Nominating and Corporate Governance Committee. The Board of Directors has also determined that each member of these committees meets the independence requirements applicable to each such committee as prescribed by Nasdaq and the SEC. In September 2018, the Board of Directors also reconstructed the Science and Technology Committee.
Committees of the Board of Directors and Meetings
Meeting Attendance.   During the fiscal year ended 2020, there were ten meetings of our Board of Directors, and the Compensation and Organization Development Committee, the Audit Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee met collectively a total of thirteen times. No director attended fewer than 75% of the total number of meetings of the Board of Directors or of the committees of the Board of Directors on which he served during fiscal 2020. We have adopted a policy encouraging our directors to attend annual meetings of stockholders. Seven of our then directors attended our annual stockholders’ meeting held on June 25, 2020. Each of the committees of the Board of Directors is described below.
Audit Committee.   Our Audit Committee met four times during fiscal 2020. The Audit Committee during such period had four members: Dr. Christopher Henney (Chairman), Gregory T. Hradsky, Dr. Samuel L. Barker, and Karin L. Walker. Sir John Banham served as the Chairman of our Audit Committee until his resignation in September 2020. Karin L. Walker was appointed as Chairman of the Audit Committee on February 18, 2021. All members of the Audit Committee satisfy the current independence standards promulgated by Nasdaq and the SEC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Dr. Christopher Henney and Karin L. Walker are each an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.
Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. For additional information, please see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.cyclacel.com.
Compensation and Organization Development Committee.   Our Compensation and Organization Development Committee met five times during fiscal 2020. The Compensation and Organization Development Committee is composed entirely of directors who are not our current or former employees, all of whom qualify as independent under the definition promulgated by Nasdaq and the SEC. The Compensation and Organization Development Committee currently has three members: Dr. Samuel L. Barker (Chairman), Dr. Christopher Henney and Lloyd Sems. Dr. David U’Prichard served on our Compensation and Organization Development Committee until his death in August 2020. Our Compensation and Organization Development Committee’s role and responsibilities are set forth in its written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation and Organization Development Committee also administers 2020 Inducement Equity Incentive Plan, our 2018 Equity Incentive Plan, our 2015 Equity Incentive Plan and our Amended and Restated 2006 Equity Incentive Plan, as amended. Our Compensation and Organization Development Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present.
A copy of the Compensation and Organization Development Committee’s written charter is publicly available on our website at www.cyclacel.com.
Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee met three times during fiscal 2020. The Nominating and Corporate Governance Committee consists of Dr. Christopher Henney (Chairman), Lloyd Sems and Dr. Robert Spiegel, all of whom qualify as independent under the definition promulgated by Nasdaq and the SEC. Dr. David U’Prichard served on our Nominating and Corporate Governance Committee until his death in August 2020. Sir John Banham served on our Nominating and Corporate Governance Committee until his resignation in September 2020. The functions of the Nominating and Corporate Governance Committee are set forth in the Nominating and Corporate Governance Committee’s charter and include evaluating and making recommendations to the full Board of Directors as to the size and composition of the Board of Directors and its committees, evaluating and making recommendations as to potential candidates, and evaluating the performance of the Board of Directors. Our Nominating and Corporate Governance Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our By-Laws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.
In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.
A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on our website at www.cyclacel.com.
Science and Technology Committee.   Our Science and Technology Committee was reconstituted in September 2018. The Science and Technology Committee, which met once during fiscal 2020, consists of

Dr. Robert Spiegel (Chairman), Dr. Samuel L. Barker and Dr. Brian Schwartz, all of whom qualify as independent under the definition promulgated by Nasdaq and the SEC. Dr. David U’Prichard served on our Science and Technology Committee until his death in August 2020. The responsibilities of the Science and Technology Committee are set forth in the Science and Technology Committee’s charter and include assisting management in promoting, maintaining and continually enhancing Cyclacel’s scientific function as a fundamental corporate value and driver of success.
Board Leadership Structure
Dr. Christopher Henney serves as the Chairman of our Board of Directors and Mr. Rombotis serves as our President and Chief Executive Officer. Dr. Christopher Henney is an independent director under the definition promulgated by Nasdaq and the SEC, and we believe that it is preferable for one of our independent directors to serve as Chairman of the Board of Directors. We also believe that this structure is the most effective structure for us and our stockholders at this time because a separate chairman (i) can provide the Chief Executive Officer with guidance and feedback on his performance, (ii) provides a more effective channel for the Board of Directors to express its views on management, and (iii) allows the Chairman to focus on stockholder interests and corporate governance while providing Mr. Rombotis with the ability to focus his attention on managing our day-to-day operations. As Dr. Henney has significant senior level pharmaceutical industry experience, he is particularly well-suited to serve as Chairman. Dr. David U’Prichard served as the Chairman of our Board of Directors until his death in August 2020.
We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.
Role in Risk Oversight
Management is responsible for managing the risks that we face. The Board of Directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives and risks associated with our clinical trials, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board of Directors in reviewing our strategic objectives and plans, including with respect to our clinical trials, is a key part of the Board of Directors’ assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.
While the Board of Directors has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the Board of Directors assist it in fulfilling that responsibility. Notably, the Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, the Nominating and Corporate Governance Committee reviews legal and regulatory compliance risks and the Compensation and Organization Development Committee assists the Board of Directors in its oversight of the evaluation and management of risks related to our compensation policies and practices.
Stockholder Communications to the Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations department at (908) 517-7330 or e-mail at ir@cyclacel.com. However, stockholders wishing to submit written communications directly to the Board of Directors should send their communications to our Secretary, Paul McBarron, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. All stockholder communications will be considered by the independent members of our Board of Directors. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:
•
junk mail and mass mailings;

•
resumes and other forms of job inquiries;

•
surveys; and

•
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.
Executive Officers
The following table sets forth certain information regarding Dr. Mark Kirschbaum, our current executive officer who is not a member of our Board of Directors.
Name	Age	Position
Dr. Mark Kirschbaum	60	Senior Vice President and Chief Medical Officer
Mark Kirschbaum, M.D.   Dr. Kirschbaum joined Cyclacel as Senior Vice President and Chief Medical Officer in October, 2020. Dr. Kirschbaum is a highly experienced hematologist/oncologist with over 30 years of experience in molecular medicine, new drug development, clinical trial design and patient care. He has management experience in both academic research and clinical and pharmaceutical settings. He served as Vice President, Hematology/ Oncology at ArQule Inc., where he managed the development of their BTK inhibitor ARQ531 for hematological indications, including CLL. Previously, he was Senior Medical Director with global clinical development responsibilities at Daiichi-Sankyo, Taiho Pharmaceuticals and BeiGene, USA, where he led the clinical development of novel compounds in various solid tumors and hematological malignancies. Dr. Kirschbaum has also served as Professor of Medicine, Director of Experimental Therapeutics, Hematology at the Monter Cancer Center/NSLIJHS; Professor of Medicine, Director Hematologic Malignancies at Penn State, Hershey Cancer Center; Director of Experimental Therapeutics, Nevada Cancer Institute; Director, New Drug Development at the City of Hope National Cancer Center, and Attending Senior Physician, Department of Hematology and Department of Bone Marrow Transplantation, Tel Aviv Sourasky Medical Center. He earned a B.A. from Yeshiva University in New York and received his M.D. from SUNY — Health Sciences Center in Brooklyn. He did his Residency in Internal Medicine at Kings County Hospital Center in New York and has also held a Research Fellowship in Oncology at Fred Hutchinson Cancer Research Center in Seattle.

EXECUTIVE AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table shows the compensation paid or accrued during the last two fiscal years ended December 31, 2019 and 2020 to (1) our President and Chief Executive Officer, (2) our Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, and (3) our next most highly compensated executive officer, other than our President and Chief Executive Officer and our Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, who earned more than $100,000 during the year ended December 31, 2020. As applicable, the figures described in this section have been adjusted to give effect to the reverse stock split completed on April 14, 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Spiro Rombotis President and Chief Executive Officer	2020	530,553	201,610	637,000	40,481	1,409,644
	2019	530,553	159,166	285,671	39,081	1,014,471
Paul McBarron(3) Executive Vice President, Finance, Chief Operating Officer, Chief Financial Officer, Secretary	2020	268,043	105,877	436,800	17,992	828,712
	2019	275,381	82,615	164,198	20,096	542,290
Mark Kirschbaum, MD(4) Senior Vice President and Chief Medical Officer	2020	66,288	0	380,400	7,447	454,135

(1)
These amounts represent the aggregate grant date fair value for option awards for fiscal year 2019 and 2020, respectively, computed in accordance with FASB ASC Topic 718. The grant date fair value of performance awards is determined based on the probable outcome of such performance conditions as of the grant date. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2019 and 2020. Options were granted during the year ended December 31, 2020 to Spiro Rombotis, Paul McBarron, and Mark Kirschbaum in the amounts of 175,000, 120,000, and 120,000, respectively. Performance-based restricted stock units were granted during the year ended December 31, 2019 to Spiro Rombotis and Paul McBarron in the amounts of 6,750 and 3,500, respectively. As certain performance criteria were deemed to have been met in 2019, performance-based options granted in 2017 and 2018 vested in the amounts of 1,500 and 1,250, respectively, for each of Spiro Rombotis and Paul McBarron.

(2)
Consists of the following for all executive officers: Payments for private medical and health insurance, life insurance and permanent health insurance; and matching contributions made under the Company’s U.S. 40 1(k) Plan and U.K. Group Personal Pension Plan.

(3)
Mr. McBarron’s compensation was translated from British pound sterling to the U.S. dollar using the exchange rates of 1.3185 as of December 31, 2019 and 1.28337 as of December 31, 2020. The difference in Mr. McBarron’s salary between 2019 and 2020 is due solely to the exchange rate difference. Mr. McBarron did not receive a salary revision in 2020.

(4)
Dr Kirschbaum joined the Company on October 23, 2020.

Narrative Disclosure to Summary Compensation Table
The Compensation and Organization Development Committee of our Board of Directors makes decisions regarding the compensation of our President and Chief Executive Officer. The Compensation and Organization Development Committee is composed entirely of independent directors and meets in executive sessions to discuss and formulate its recommendation for the Chief Executive Officer’s base salary and bonus. The Compensation and Organization Development Committee does not rely solely on any predetermined formula or a limited set of criteria in evaluating the Chief Executive Officer’s performance for the year. The evaluation is based on the Chief Executive Officer’s success in achieving his performance goals, which include financial, strategic and leadership objectives. The Chief Executive Officer also provides the Compensation and Organization Development Committee with a self-review of his performance as part of the Company’s review process. As applicable, the figures described in this section have been adjusted to give effect to the reverse stock split completed on April 14, 2020.
The Compensation and Organization Development Committee also approves the annual compensation (including base salary, bonus, and stock-based compensation) for our other named executive officers based on:
•
the executive’s scope of responsibilities;

•
an informed market assessment of competitive practices for similar roles within peer group companies;

•
evaluations of performance for the year, as assessed by the Chief Executive Officer, supported by the Company’s performance review process and the executive’s self-assessment; and

•
recommendations by our Chief Executive Officer for each named executive officer with respect to base salary, cash bonus, and stock-based compensation.

The Compensation and Organization Development Committee is authorized to engage and retain independent consultants and other experts to assist in fulfilling its responsibilities, and the Committee does intend to engage periodically an external consultant to provide independent verification of market position and ensure the appropriateness of executive compensation.
Committee Consideration of the Company’s 2020 Shareholder Advisory Vote on Executive Compensation
At our 2020 Annual Meeting of Shareholders, approximately 75% of the shares voted at the meeting approved, on an advisory basis, the compensation of the Named Executive Officers. Given that a majority of the shares voted approved the ‘say on pay’ advisory proposal, the Committee did not implement specific changes and continued with its performance-based compensation philosophy and its balanced approach to various components of its compensation program. However, the Compensation Committee does monitor the results of the annual advisory ‘say-on-pay’ proposal and refers to such results as one of many factors considered in connection with the discharge of its responsibilities.
During the most recent year ended December 31, 2020, the Board of Directors and the Compensation and Organization Development Committee reviewed the annual compensation for our executive officers. The Compensation and Organization Development Committee determined not to provide increases in base salary for 2021, and determined to pay our executive officers bonuses for their performance during the fiscal year ended December 31, 2020. Pursuant to the determination that achievement had been attained during the fiscal year ended December 31, 2020 at a level of 76% and 79% of a 50% bonus target level for Spiro Rombotis and Paul McBarron, respectively. No independent executive consulting firm was engaged during the year ended December 31, 2020.
Performance-based restricted stock units, or RSUs, were granted during the year ended December 31, 2019 to Spiro Rombotis and Paul McBarron in the amounts of 6,750 and 3,500, respectively to vest only upon the fulfillment of certain clinical conditions and to terminate if the fulfillment of such conditions is not completed by December 31, 2022.
No restricted stock units were granted during the year ended December 31, 2020. No RSUs vested in the year ended December 31, 2020.
During the year ended December 31, 2020, the Company granted options to purchase shares of Common Stock, with a weighted value exercise price of $4.32 to Spiro Rombotis and Paul McBarron, in the amounts of 175,000 and 120,000, respectively, to vest ratably on a monthly basis over 36 months. Options to purchase shares of Common Stock with a weighted value exercise price of $3.77 were also granted to Mark Kirschbaum in the amount of 120,000, to vest over 36 months as to one third (1/3) of the shares on the first anniversary of the Grant Date and as to one thirty-sixth (1/36) of the total number shares ratably on a monthly basis thereafter.

We currently have employment agreements with two of our named executive officers: Spiro Rombotis, our President and Chief Executive Officer, and Paul McBarron, our Executive Vice President — Finance, Chief Financial Officer, Chief Operating Officer and Secretary.
Spiro Rombotis, President and Chief Executive Officer.   On March 20, 2008, we entered into a three-year employment agreement with Mr. Spiro Rombotis, effective January 1, 2008, which agreement was most recently renewed on January 14, 2021, such renewal to be effective through June 30, 2021. Mr. Rombotis’ current annual base salary is $530,553, which may be increased in the future in accordance with the terms of his employment agreement. Mr. Rombotis was paid an annual base salary of $530,553 for the years ending December 31, 2020 and 2019, respectively. Mr. Rombotis is also eligible for a yearly incentive cash bonus, based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement also provides for reimbursement of reasonable and necessary expenses incurred by Mr. Rombotis in connection with his performance of his services. Mr. Rombotis is also entitled to certain employment benefits in accordance with the Company’s benefit policies in effect from time to time.
In addition, Mr. Rombotis also agreed to certain confidentiality and assignment of inventions obligations and will be subject to certain non-competition obligations for a period of one year following termination of his employment.
For further information on terms regarding termination and change-in-control in the Company, see “Potential Payments upon Termination or Change-in-Control” below.
Paul McBarron, Executive Vice President — Finance, Chief Financial Officer, Chief Operating Officer and Secretary.   On March 31, 2008, we entered into a three-year employment agreement with Mr. Paul McBarron, effective January 1, 2008, which agreement was most recently renewed on January 14, 2021, such renewal to be effective through June 30, 2021. Mr. McBarron’s current annual base salary is £208,859, which may be increased in the future in accordance with the terms of his employment agreement. Mr. McBarron was paid an annual base salary of £208,859 for the years ending December 31, 2019 and 2020, respectively. Mr. McBarron is also eligible for a yearly incentive cash bonus based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement also provides for reimbursement of reasonable and necessary expenses incurred by Mr. McBarron in connection with the performance of his services. Mr. McBarron is also entitled to certain employment benefits in accordance with the Company’s benefit policies in effect from time to time.
In addition, Mr. McBarron also agreed to certain confidentiality and assignment of inventions obligations and will be subject to certain non-competition obligations for a period of one year following termination of his employment.
For further information on terms regarding termination and change-in-control in the Company, see “Potential Payments upon Termination or Change-in-Control” below.
Outstanding Equity Awards at 2020 Fiscal Year-End
The following table shows grants of stock options and grants of unvested stock or unvested stock units outstanding on the last day of the fiscal year ended December 31, 2020, including non-performance-based awards, to each of the executive officers named in the Summary Compensation Table. As applicable, the figures described in this section have been adjusted to give effect to the reverse stock split completed on April 14, 2020.

		Option Awards			Stock Awards
Name	Number of Securities Underlying Options Exercisable	Number of Securities Underlying Options Unexercisable	Option Exercise Price(1)($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)($)
Spiro Rombotis	437(2)		1,106.40	12/09/2023
	340(3)		206.40	02/18/2025
	1,823(4)		141.40	12/07/2025
	1,562(5)		34.80	12/29/2027
	1,437(5)		31.20	02/22/2028
	16,223(6)	9,176	14.20	01/04/2029
		175,000(7)	4.32	12/11/2030
					3,375(8)	26,359
					3,375(9)	26,359
Paul McBarron	291(2)		1,106.40	12/09/2023
	221(3)		206.40	02/18/2025
	1,085(4)		141.40	12/07/2025
	1,302(5)		34.80	12/29/2027
	1,197(5)		31.20	02/22/2028
	8,626(6)	4,877	14.20	01/04/2029
		120,000(7)	4.32	12/11/2030
					1,750(8)	13,668
					1,750(9)	13,668
Mark Kirschbaum		120,000(10)	3.77	10/23/2030

(1)
The market value of the shares underlying stock awards is determined by multiplying the number of shares by $7.81, the closing price of our Common Stock on The Nasdaq Capital Market on December 31, 2020, the last day of our fiscal year.

(2)
These options were granted on December 9, 2013, and vest ratably on a monthly basis over 36 months.

(3)
These options were granted on February 18, 2015, and vest ratably on a monthly basis over 36 months.

(4)
These options were granted on December 7, 2015, and vest ratably on a monthly basis over 36 months.

(5)
Certain performance criteria were deemed to have been met in 2018 and 2019, and as such performance-based options granted in 2017 and 2018 vested.

(6)
These options were granted on January 4, 2019 and included part of the 2018 bonus award, and vest ratably on a monthly basis over 36 months.

(7)
These options were granted on December 11, 2020, and vest ratably on a monthly basis over 36 months.

(8)
Performance based restricted stock units granted on December 5, 2019. Vesting criteria to be met are the fulfillment of certain clinical conditions and terminate if the fulfillment of such conditions are not completed by December 31, 2021.

(9)
Performance based restricted stock units granted on December 5, 2019. Vesting criteria to be met are the fulfillment of certain clinical conditions and terminate if the fulfillment of such conditions are not completed by December 31, 2022.

(10)
These options were granted on October 23, 2020 and vest over 36 months as to one third (1/3) of the shares on the first anniversary of the Grant Date and as to one thirty-sixth (1/36) of the total number shares monthly thereafter.

Potential Payments Upon Termination or Change-in-Control
We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or change-in-control. Our 2006 Equity Incentive Plan, or 2006 Plan, our 2015 Equity Incentive Plan, or 2015 Plan, our 2018 Equity Incentive Plan, or 2018 Plan, and our 2020 Inducement Equity Incentive Plan, or 2020 Plan (and collectively with the 2006 Plan, 2015 Plan, and 2018 Plan the “Plans”) provided for payments to named executive officers in connection with a termination or a change-in-control of the Company.
The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement, assuming that one of the events identified below occurs.
Spiro Rombotis, President and Chief Executive Officer.   Mr. Rombotis’s employment agreement provides for certain severance arrangements. In the event that Mr. Rombotis’s employment is terminated “without cause,” other than termination for a “change of control” (each as defined in the employment agreement), we will be required to pay Mr. Rombotis (i) all accrued but unpaid compensation up to the time of such termination; (ii) for a period of twelve months following such termination, severance payments in the form of his base salary as in effect immediately prior to such termination, or Severance Payments, including form of continuation coverage of his medical care and life insurance pursuant to COBRA, on the same terms as applicable to other executive employees, unless Mr. Rombotis obtains substitute coverage; and (iii) a period of six months in which to exercise all vested options held by Mr. Rombotis. In the event that Mr. Rombotis’s employment is terminated within six months following a “change-in-control” event, Mr. Rombotis will be entitled to (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of 24 months; (iii) out-of-pocket expenses reasonably incurred by Mr. Rombotis in connection with his and his family’s relocation to London; and (iv) eighteen months’ accelerated vesting of any options held by him. In the event of termination due to his death or disability, we will pay Mr. Rombotis (or his estate, as the case may be) (i) all accrued but unpaid compensation up to the time of such termination and (ii) Severance Payments for a period of twelve months. He (or his estate, as the case may be) would also be entitled to a period of twelve months in which all of his vested options can be exercised.
Paul McBarron, Executive Vice President — Finance, Chief Financial Officer, Chief Operating Officer and Secretary.   Mr. McBarron’s employment agreement provides for certain severance arrangements. In the event that Mr. McBarron’s employment is terminated “without cause,” other than termination for a “change of control” (each as defined in his employment agreement), we will be required to pay Mr. McBarron (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months following such termination; and (iii) a period of six months in which to exercise all vested options held by Mr. McBarron. In the event that Mr. McBarron’s employment is terminated within six months following a “change-in-control” event, Mr. McBarron will be entitled (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months; and (iii) eighteen months’ accelerated vesting of any options held by him. In the event of termination due to his death or disability, we will pay Mr. McBarron (or his estate, as the case may be) all accrued but unpaid compensation up to the time of such termination and Severance Payments for a period of twelve months. He (or his estate, as the case may be) would also be entitled to a period of twelve months in which all of his vested options can be exercised.
Potential payments to each named executive officer under our Plans in connection with a termination or a change-in-control of the Company.
The following summarizes the potential payments to each named executive officer under the Plans in connection with a termination or a change-in-control of the Company.
Termination For Cause.   If an award recipient’s service relationship with the Company terminates for “cause” (as defined in the Plans), then any unexercised award shall terminate immediately upon his or her termination of service.

Termination Without Cause.   If an award recipient’s service relationship with the Company terminates for any reason other than for “cause” (excluding death or disability), then the recipient generally may exercise the award, to the extent vested, within 30 days or three months (in our 2006 Plan, 2015 Plan, 2018 Plan, and 2020 Plan, respectively), of such termination to the extent that the award is vested on the date of termination (but in no event later than the expiration of the term of the award as set forth in the award agreement). If the recipient dies within three months following such a termination, the award generally may be exercised, to the extent vested, within 180 days’ or one year (as per the 2006 Plan, 2015 Plan, 2018 Plan, and 2020 Plan, respectively) of the recipient’s death. If an award recipient’s service relationship with the Company terminates due to his or her death, the award recipient’s personal representative, estate, or the person who acquires the right to exercise the award by bequest or inheritance, as the case may be, generally may exercise the award, to the extent the award was vested on the date of termination, within one year from the date of the recipient’s death.
Disability.   Pursuant to the 2006 Plan, if an award recipient’s service relationship with the Company terminates due to his or her disability, the recipient, the recipient’s personal representative, estate, or the person who acquires the right to exercise the award by bequest or inheritance, as the case may be, generally may exercise the award, to the extent exercised on the date of termination, within one year from the date of the recipient’s termination, or if the recipient dies during such one-year period, within the later of one year from the date of the recipient’s termination and 180 days from the recipient’s death. In no event may an award be exercised later than the expiration of the term of the award as set forth in the award agreement. Pursuant to the 2015 Plan, 2018 Plan, and 2020 Plan, with regard to options outstanding on the date of an individual’s termination due do disability, he or she may exercise any option to the extent that the options are exercisable but have not been exercised on the date of termination. Such an individual is also entitled to any additional vesting rights that would have accrued on the next vesting date had he or she not become disabled. Exercise may only occur during the one-year period after the date of termination. With regard to stock grants and stock-based awards outstanding on the date of an individual’s termination due to disability, to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, they shall lapse to the extent of a pro rata portion of the shares subject to such stock grant or stock-based award through the date of disability as would have lapsed had the individual not become disabled.
Change-in-Control.   Pursuant to the terms of the Plans, in the event of a change-in-control (as defined in the Plans), all outstanding awards granted under the Plans will be either:
•
assumed by the successor corporation or a parent or subsidiary of the successor corporation; or

•
substituted with an equivalent award by the successor corporation or a parent or subsidiary of the successor corporation.

However, in the event that the successor corporation refuses to assume or substitute an award:
•
awards consisting of options, stock appreciation rights and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and

•
all other awards will become fully earned and eligible to receive a payout.

For the purposes of the Plans, a participant’s award will be considered assumed if, following the change-in-control, the assumed award confers, for each share of the Company’s Common Stock subject to the award immediately prior to the change-in-control, the right to receive the consideration (whether stock, cash, or other securities or property) received in the change-in-control for each share of Common Stock held on the effective date of the transaction; provided, however, that if the consideration received in the change-in-control is not solely common stock of the successor corporation or its parent, the committee administering the plan may, with the consent of the successor corporation, provide for the consideration per share to be received upon the exercise of the award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company’s Common Stock in the change-in-control.

Under the Plans, a change-in-control is the occurrence of one of the following events:
•
a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any “person” within the meaning of Sections 13(d)(3) and 14(d) of the Exchange Act), other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of 30% or more of the then-outstanding voting stock of the Company;

•
during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (together with any new director whose election by the Board of Directors or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

•
all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another Company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company);

•
the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board of Directors in office immediately prior to such transaction or event constitutes less than a majority of the Board of Directors thereafter; or

•
the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.

Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2020 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors. As applicable, the figures described in this section have been adjusted to give effect to the reverse stock split completed on April 14, 2020.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
David U’Prichard, Ph.D.(3)	$70,500	$20,540(2)	$91,040
Sir John Banham(4)	$45,750	$20,540(2)	$66,290
Christopher S. Henney, Ph.D. D.Sc.	$87,348	$20,540(2)	$107,888
Gregory T. Hradsky	$50,000	$20,540(2)	$70,540
Lloyd Sems	$54,000	$20,540(2)	$74,540
Samuel L. Barker, Ph.D.	$60,000	$20,540(2)	$80,540
Robert Spiegel M.D.	$61,348	$20,540(2)	$81,888
Brian Schwartz, M.D.	$1,997	$16,692(2)	$18,689
Karin L. Walker	$7,201	$14,612(2)	$21,813

(1)
These amounts represent the aggregate grant date fair value of options granted to each director during the year ended December 31, 2020 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our financial statements included on our Form 10-K for the fiscal year ended December 31, 2020.

(2)
Fair value of the options granted on June 25, November 9 and December 17, 2020 was $3.95, $2.81 and $3.21, respectively per share. The aggregate 46,800 stock options remain outstanding as of December 31, 2020.

(3)
Dr. U’Prichard died on August 29, 2020.

(4)
Sir John Banham resigned from the Board of Directors on September 2, 2020.

Director Compensation Program
Under the terms of our Director Compensation Program, the non-employee members of our Board of Directors are paid a fixed annual fee, payable on a quarterly basis, in arrears, on the first day of each quarter, as follows:
Chairman of the Board	$85,000
Vice Chairman of the Board	$65,000
Other Non-Management Board Members	$45,000
The Chair of each of the various committees of the Board of Directors will also receive the following fixed annual fee, payable on a quarterly basis, in arrears, on the first day of each quarter, as follows:
Audit	$12,000
Compensation and Organization Development	$10,000
Nominating and Corporate Governance	$8,000
Science and Technology	$8,000
The non-Chair members of each of the various committees of the Board of Directors will also receive the following fixed annual member fee, payable on a quarterly basis, in arrears, on the first day of each quarter, as follows:
Audit	$5,000
Compensation and Organization Development	$5,000
Nominating and Corporate Governance	$4,000
Science and Technology	$4,000
In addition, the non-employee members of our Board of Directors are entitled to receive stock options on an annual basis on the date of the Company’s annual meeting, such options to vest fully on the first anniversary of the date of the grant. This award was equal to 5,200 stock options per member for the year ended December 31, 2020 and 937 stock options per member for the year ended December 31, 2019.
The non-employee directors are also reimbursed for customary business expenses in connection with attending Board of Directors and committee meetings.

Equity Compensation Plan Information
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2020. As applicable, the figures described in this section have been adjusted to give effect to the reverse stock split completed on April 14, 2020.
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Total equity compensation plans approved by security holders(1)	482,683	$12.81	328,035
Equity compensation plans not approved by security holders(2)	120,000	$3.77	80,000

(1)
Consists of our 2018 Plan, our 2015 Plan, and our 2006 Plan. The Plans provide for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance units. There were no shares available for issuance, as of the date hereof, under the 2006 Plan or the 2015 Plan.

(2)
Consists of our 2020 Plan. The 2020 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance units.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:
The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval.
In fiscal 2020, the Audit Committee met with management to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accounting firm and with appropriate Company financial personnel.
The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, retention, and oversight of the work of RSM US LLP, or RSM.
The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management and RSM, our independent registered public accounting firm.
The Audit Committee discussed with RSM the matters required to be discussed in accordance with Auditing Standard No. 16 — Communications with Audit Committees.
The Audit Committee received written disclosures and the letter from RSM regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM’s communications with the Audit Committee and the Audit Committee further discussed with RSM their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.
Based on the Audit Committee’s review of the audited consolidated financial statements and discussions with management and RSM, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
Members of the Audit Committee
Dr. Christopher S. Henney (Chairman)
Gregory T. Hradsky
Dr. Samuel L. Barker
Karin L. Walker

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Audit Committee reviews and approves in advance all related-party transactions. There have been no transactions during our last two fiscal years with our directors and officers and beneficial owners of more than 5% of our voting securities and their affiliates.

PROPOSALS TO BE VOTED UPON BY HOLDERS OF COMMON STOCK
PROPOSAL 1:
ELECTION OF CLASS 3 DIRECTORS
Background
Under our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, as amended, the number of directors is fixed from time to time by the Board of Directors. We have a staggered Board of Directors comprised of three classes, and each director serves until the annual meeting in which his term expires. Each of Paul McBarron, Dr. Christopher Henney, and Dr. Robert Spiegel is a Class 3 director, the term of which class expires at the 2021 annual meeting, and, if elected, would serve until our 2024 annual meeting.
The Board of Directors has voted to nominate Paul McBarron, Dr. Christopher Henney, and Dr. Robert Spiegel for re-election at the 2021 annual meeting to serve as Class 3 directors until the 2024 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for either of these nominees is withheld, proxies solicited by the Board of Directors will be voted FOR the re-election as director of each of Paul McBarron, Dr. Christopher Henney, and Dr. Robert Spiegel. In the event that any nominee shall become unable or unwilling to serve, proxies solicited by the Board of Directors will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.
Required Vote
A plurality of the votes cast at the annual meeting by the holders of our Common Stock is required to elect the nominees as director.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THE RE-ELECTION BY HOLDERS OF COMMON STOCK OF EACH OF PAUL MCBARRON, DR. CHRISTOPHER HENNEY, AND DR. ROBERT SPIEGEL AS CLASS 3 DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee has appointed RSM US LLP, or RSM, as our independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ended December 31, 2021. The Board of Directors proposes that our holders of Common Stock ratify this appointment. We expect that representatives of RSM will be present at the annual meeting via conference call, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
The following table presents fees for professional audit services rendered by RSM for the audit of Cyclacel’s annual financial statements for the years ended December 31, 2019 and 2020, and fees billed for other services rendered by them during those periods.
	2019	2020
Audit fees(1)	$245,950	$256,450
Tax fees(2)	$25,500	$25,500
Total	$271,450	$281,950

(1)
Audit fees represent fees for the audit of the Company’s annual consolidated financial statements, review of the Company’s interim financial statements included in quarterly reports on Form 10-Q, services that an independent auditor would customarily provide in connection with subsidiary audits, other regulatory filings and similar engagements for each fiscal year shown, such as attest services, comfort letters, consents and assistance with review of reports filed with the SEC.

(2)
Tax fees represent tax compliance and return preparation and tax planning and advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.

4.
Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service.

During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of RSM as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
Required Vote
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF RSM US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE.

PROPOSAL 3:
AMENDMENT TO 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR THE GRANT OF AWARDS BY 700,000 SHARES
We are requesting that you vote to approve an amendment to the Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan (the “2018 Plan”). On April 19, 2021, the Board of Directors unanimously adopted a resolution approving, subject to approval by our stockholders, an amendment of the 2018 Equity Incentive Plan to increase the number of shares of Common Stock available for grant under the 2018 Plan by adding 700,000 shares. The 2018 Plan was previously approved by our stockholders at the 2018 annual meeting.
As of April 20, 2021, the equity overhang, represented by all awards outstanding plus those available for future grant under the 2018 Plan, was 6.48%. The equity overhang from all awards outstanding and shares available for issuance would be 10.76%, assuming approval of this Proposal. Equity overhang was calculated in each instance above as all shares issuable upon exercise of outstanding options plus shares available for future grant divided by (a) common shares outstanding plus (b) shares in the numerator.
Key Considerations for Requesting Additional Shares
In determining the number of shares to be authorized under the 2018 Plan, as proposed to be amended, the Board considered the following principal factors:
•
Number of Shares Available for Grant under Existing Plan: As of April 20, 2021, 254,366 shares remained available for issuance under the 2018 Plan. There were no shares available to grant under prior incentive plans.

•
Number of Outstanding Awards Under All Plans: As of April 20, 2021, there were 676,352 outstanding stock options, which had a weighted average exercise price of $10.51 and a weighted average remaining contractual life of 9.22 years, and there were 16,524 RSU awards outstanding.

Our Board of Directors, the Compensation and Organization Development Committee and management all believe that the proposed amendment of the 2018 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends approval by our stockholders. The Board of Directors believes that the number of shares of common stock currently available for issuance under the 2018 Plan is insufficient in view of our compensation structure and strategy. The Board of Directors has concluded that our ability to attract, retain and motivate top quality employees is material to our success and would be enhanced by our continued ability to make grants under the 2018 Plan. The Board of Directors has directed that the proposal to approve the amendment and restatement of the 2018 Plan be submitted to the stockholders for approval at the 2021 annual meeting.
The following is a brief summary of the 2018 Plan, as amended by this Proposal, and is qualified in all respects by the specific language of the full text of the amended and restated 2018 Plan, a copy of which is attached as Appendix A to the Proxy Statement.
Material Features of the 2018 Plan
Eligibility.   The 2018 Plan allows us, under the direction of our Compensation and Organization Development Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation and Organization Development Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2018 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2018 Plan. As of April 20, 2021, there were approximately 20 individuals eligible to participate.
Shares Available for Issuance.   The 2018 Plan provides for the issuance of up to 254,366 shares of our common stock plus a number of additional shares to be issued if awards outstanding under our 2018 Plan are cancelled or expire on or after the date of the annual meeting of stockholders. Generally shares of common stock reserved for awards under the 2018 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The 2018 Plan provides that no non-employee director participant may receive awards for more than an aggregate grant date fair value of $100,000 in any fiscal year. In addition, the 2018 Plan will allow up to 676,352 additional shares to be issued if awards outstanding under the 2018 Plan are cancelled or expire on or after the date of the annual meeting of stockholders.
Stock Options.   Stock options granted under the 2018 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the incentive stock option may not be longer than five years. Non-qualified options may not have a term longer than ten years.
Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.
Restricted Stock.   Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.
Other Stock-Based Awards.   The 2018 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to phantom stock awards, stock appreciation rights and stock unit awards. Our Compensation and Organization Development Committee may award such stock-based awards subject to such conditions and restrictions as it may determine however each stock appreciation right shall have an exercise price which shall not be less than the fair market value of our common stock on the date of grant and shall terminate no more than ten years from the date of grant. These conditions and restrictions may include continued employment with us through a specified restricted period.
Plan Administration.   In accordance with the terms of the 2018 Plan, our Board of Directors has authorized our Compensation and Organization Development Committee to administer the 2018 Plan. The Compensation and Organization Development Committee may delegate part of its authority and powers under the 2018 Plan to one or more of our directors and/or officers, but only the Compensation and Organization Development Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2018 Plan, our Compensation and Organization Development Committee determines the terms of awards, including:
•
which employees, directors and consultants will be granted awards;

•
the number of shares subject to each award;

•
the vesting provisions of each award;

•
the termination or cancellation provisions applicable to awards; and

•
all other terms and conditions upon which each award may be granted in accordance with the 2018 Plan.

In addition, our Compensation and Organization Development Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2018 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, options will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award and will not be exchanged for another type of award or cash.
Stock Dividends and Stock Splits.   If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.
Corporate Transactions.   Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to the 2018 Plan, as to some or all outstanding awards:
•
provide that all outstanding options shall be assumed or substituted by the successor corporation;

•
upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•
in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•
provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•
with respect to stock grants and in lieu of any of the foregoing, the Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

However, in the event that the successor corporation refuses to assume or substitute an award:
•
awards consisting of options, SARs and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and

•
all other awards will become fully earned and eligible to receive a payout.

Amendment and Termination.   The 2018 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of The Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.
Duration of Plan.   The 2018 Plan will expire by its terms on March 29, 2028.

Federal Income Tax Considerations
The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2018 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2018 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.
Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.
Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.
A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.
An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the 2018 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
New Plan Benefits
The amounts of future grants under the 2018 Plan are not determinable as awards under the 2018 Plan and will be granted at the sole discretion of the Compensation and Organization Development Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2018 Plan or the amount or types of any such awards.
Required Vote
For these reasons, the Board of Directors has recommended adopting the 2018 Plan. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the amendment to the 2018 Plan.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE 2018 PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE.

PROPOSAL 4:
ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN
THIS PROXY STATEMENT
General
The Dodd-Frank Wall Street Reform and Consumer Protection of 2010 (or “the Dodd-Frank Act”) enables our stockholders to vote to approve on an advisory and non-binding basis, the compensation of our named executive officers as described in the Executive Officer and Director Compensation section of this proxy statement, the compensation tables and related material contained in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our overall compensation decisions and policies. The Dodd-Frank Act also requires an advisory vote on executive compensation at least once every three years.
Stockholders are urged to read the Executive and Director Compensation section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation and Organization Development Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.
As more fully described in the Executive and Director Compensation section of this proxy statement, existing employment contracts provide for the bulk of the compensation of our executives. A significant portion, however, is discretionary and determined by the Compensation and Organization Development Committee on an annual basis. Historically (but subject to change in the future), much of the additional or bonus compensation and equity awards have been based on specific numeric and weighted criteria for these officers. On an annual basis, the Committee reviews and approves the objectives for each officer’s goals and the following year analyzed to what extent the objectives have been achieved. The Committee then determines the resulting additional compensation and equity grants. In so doing, the Committee considers the interest of the stockholders, current market practices, the clinical goals of the Company, the need to motivate its officers, and other criteria. The Committee has also considered the extensive experience of our executives in the biotech industry as well as their related and relevant activities prior to their entry into the biotech industry. These considerations inform the Committee’s assessment of the type of compensation program and incentives that are appropriate and necessary to attract, motivate and retain the named executives who are crucial to the Company’s long-term success.
During the most recent year, the Board of Directors and the Compensation and Organization Development Committee reviewed the annual compensation for our executive officers. The Compensation and Organization Development Committee determined not to provide increases in base salary for 2021 and to pay our executive officers bonuses for their performance during the fiscal year ended December 31, 2020.
Pursuant to the determination that achievement had been attained during the fiscal year ended 2020 at a level of 76% and 79% of a 50% bonus target for Spiro Rombotis and Paul McBarron, respectively, cash bonuses were paid to Spiro Rombotis and Paul McBarron in the amounts of $201,610 and $105,877. Options awards were granted during the year ended December 31, 2020 to Spiro Rombotis, Paul McBarron and Mark Kirschbaum for 175,000, 120,000 and 120,000 shares, respectively.
Because your vote is advisory, it will not be binding on our Compensation and Organization Development Committee or our Board of Directors, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of the named executive officers. However, the Compensation and Organization Development Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
In accordance with the rules adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2021 annual meeting:
“RESOLVED, that the compensation paid to the named executive officers of Cyclacel Pharmaceuticals, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Officer and Director Compensation section of the proxy statement for the 2021 annual meeting, the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”

Required Vote
The affirmative vote of a majority of the votes cast at the annual meeting is required to approve, on an advisory basis, this resolution.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.cyclacel.com, is filed as an exhibit to our Annual Report on Form 10-K, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President — Finance, Chief Financial Officer, Chief Operating Officer and Secretary. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.
OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2022 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) by no later than December 15, 2021. To be considered for presentation at the 2022 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations) must be received no earlier than January 30, 2022 and no later than March 1, 2022. Proposals that are not received in a timely manner will not be presented or voted on at the 2022 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended (other than exhibits thereto), filed with the SEC, which provides additional information about us, is available on the Internet at www.cyclacel.com and is available in paper form to beneficial owners of our stock without charge upon written request to 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President — Finance, Chief Financial Officer, Chief Operating Officer and Secretary.

Appendix A
2018 EQUITY INCENTIVE PLAN, AS AMENDED
Effective June 15, 2021
1. DEFINITIONS.
Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan, have the following meanings:
Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.
Affiliate means a corporation, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.
Board of Directors means the Board of Directors of the Company.
Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.
Change of Control means the occurrence of any of the following events: (a) any person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any “person” within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than the Company, an Affiliate, or an employee benefit plan (or related trust) of the Company or an Affiliate, become(s) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of 30% or more of the then-outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (together with any new director whose election by the Board of Directors or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (c) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company); (d) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board of Directors in office immediately prior to such transaction or event constitutes less than a majority of the Board of Directors thereafter; or (e) the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company; provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change of Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.
Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.
Common Stock means shares of the Company’s common stock, $0.001 par value per share.
Company means Cyclacel Pharmaceuticals, Inc., a Delaware corporation.
Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.
Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a single entity other than a transaction to merely change the state of incorporation.
Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.
Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.
Exchange Act means the United States Securities Exchange Act of 1934, as amended.
Fair Market Value of a Share of Common Stock means:
If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;
If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and
If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.
ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.
Non-Qualified Option means an option which is not intended to qualify as an ISO.
Option means an ISO or Non-Qualified Option granted under the Plan.
Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.
Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.
Performance Goals means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance

Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.
Plan means this Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan.
Securities Act means the United States Securities Act of 1933, as amended.
Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.
Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award, which is not an Option or a Stock Grant.
Stock Grant means a grant by the Company of Shares under the Plan.
Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.
Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.
2. PURPOSES OF THE PLAN.
The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.
3. SHARES SUBJECT TO THE PLAN.
(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 1,475,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 2015 Equity Incentive Plan and the Company’s Amended and Restated 2006 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after May 31, 2018, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 35,494 Shares shall be added to the Plan pursuant to subsection (ii).
(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender or withholding of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by the tender or withholding of Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. In addition, Shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the Plan. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4. ADMINISTRATION OF THE PLAN.
The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:
(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;
(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;
(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided however that in no event shall Stock Rights to be granted to any non-employee director under the Plan in any calendar year exceed an aggregate grant date fair value of $100,000 except that the foregoing limitation shall not apply to (i) awards made pursuant to an election by a non-employee director to receive an award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof and (ii) in connection with a non-employee director initially joining the Board of Directors;
(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;
(e) Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price or extending the expiration date of an Option, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;
(f) Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and
(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;
provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of potential tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.
5. ELIGIBILITY FOR PARTICIPATION.
The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an

Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.
6. TERMS AND CONDITIONS OF OPTIONS.
Each Option shall be set forth in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:
(a) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:
(i) Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(ii) Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.
(iii) Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.
(iv) Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:
A. The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and
B. The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.
(v) Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.
(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:
(i) Minimum Standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii) Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:
A. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or
B. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(iii) Term of Option: For Participants who own:
A. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or
B. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.
(iv) Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.
7. TERMS AND CONDITIONS OF STOCK GRANTS.
Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:
(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;
(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains;
(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and
(d) Dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse.
8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.
The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.
The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.
9. PERFORMANCE-BASED AWARDS.
The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.
10. EXERCISE OF OPTIONS AND ISSUE OF SHARES.
An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.
The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11. PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.
Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.
The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.
12. RIGHTS AS A SHAREHOLDER.
No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.
13. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.
14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.
Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:
(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.
(b) Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.
(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.
(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.
(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.
Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:
(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.
(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.
16. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.
Except as otherwise provided in a Participant’s Option Agreement:
(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.
(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
17. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
Except as otherwise provided in a Participant’s Option Agreement:
(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.
(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
18. EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.
In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.
For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.
In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
19. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.
Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.
Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:
(a) All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.
(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.
21. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.
Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.
The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
22. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.
23. PURCHASE FOR INVESTMENT.
Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:
(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant of a Stock Right:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”
(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.
24. DISSOLUTION OR LIQUIDATION OF THE COMPANY.
Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.
25. ADJUSTMENTS.
Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.
(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.
(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).
In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.
(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.
(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.
(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may in its discretion refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).
(f) Change of Control. In the event that the successor corporation refuses to assume or substitute the Stock Right as set forth in this Paragraph 25, the Participant shall fully vest and become exercisable or earned, if applicable, in each outstanding Stock Right as to which it would not otherwise be vested, exercisable or earned. If a Stock Right becomes fully vested and exercisable or earned, as applicable in lieu of assumption or substitution in the event of a Corporate Transaction or Change of Control, the Administrator shall notify each Participant in writing or electronically that (i) the Stock Right shall be fully vested and exercisable for a period determined by the Administrator, and all outstanding Stock Rights shall terminate upon the expiration of such period and (ii) any Stock Rights to which shares or other payment shall be due shall be paid out immediately prior to the Corporate Transaction or Change of Control as if fully vested or earned. For the purposes of this paragraph, the Stock Right shall be considered assumed if, following the Corporate Transaction or Change of Control, the assumed Stock Right confers the right to purchase or receive, for each Share subject to a Stock Right immediately prior to the Corporate Transaction or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction or Change of Control by holders of Common Stock for each share of Common Stock they hold on the effective date of the transaction (and if holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Corporate Transaction or Change of Control is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise (or payout or vesting, as applicable) of the Stock Right, for each Share subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Corporate Transaction or Change of Control.
26. ISSUANCES OF SECURITIES.
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.
27. FRACTIONAL SHARES.
No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.
28. WITHHOLDING.
In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.
29. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.
30. TERMINATION OF THE PLAN.
The Plan will terminate on March 29, 2028, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31. AMENDMENT OF THE PLAN AND AGREEMENTS.
The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 of the Code and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 31 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.
32. EMPLOYMENT OR OTHER RELATIONSHIP.
Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.
33. SECTION 409A.
If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.
The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.
34. INDEMNITY.
Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the

Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.
35. CLAWBACK.
Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.
36. GOVERNING LAW.
This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

CYCLACEL PHARMACEUTICALS, INC. 200 CONNELL DRIVE SUITE 1500 BERKELEY HEIGHTS, NJ 07922 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CYCC2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D50643-P54678 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CYCLACEL PHARMACEUTICALS, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. Election of Class 3 Directors Nominees 01) Paul McBarron 02) Dr. Christopher Henney 03) Dr. Robert Spiegel For Against Abstain The Board of Directors recommends you vote FOR proposals 2, 3 and 4: ! ! ! 2. Ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. ! ! ! 3. Approve a proposed amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of common stock available for the grant of awards by 700,000 shares. 4. Approve by an advisory vote the compensation of the Company's named executive officers, as disclosed in the Company's proxy statement. NOTE: The Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D50644-P54678 CYCLACEL PHARMACEUTICALS, INC. This proxy is solicited by the Board of Directors Annual Meeting of Stockholders June 15, 2021 The stockholder(s) hereby appoint(s) each of Spiro Rombotis and Paul McBarron, severally and not jointly, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cyclacel Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Eastern Time on June 15, 2021, via live audio webcast at www.virtualshareholdermeeting.com/CYCC2021 and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side